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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of

                       the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): JANUARY 30, 1998

                              PRISM SOLUTIONS, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

              0-27774                                     77-0282704
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      (Commission File Number)                          (IRS Employer
        Identification No.)

 1000 HAMLIN COURT, SUNNYVALE, CALIFORNIA                    94089
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(Address of Principal Executive Offices)                  (Zip Code)

                                 (408) 752-1888
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              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
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         (Former Name or Former Address, if Changed Since Last Report)








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                    INFORMATION TO BE INCLUDED IN THE REPORT
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ITEM 2:  ACQUISITION OR DISPOSITION OF ASSETS.

                 On January 30, 1998, Prism Solutions, Inc., a Delaware corporation ("Registrant" or "Prism"), acquired 100% of the outstanding equity (the "Acquisition") of Customer Focus International, Inc., a California corporation ("CFI") in exchange for 2,877,500 newly issued shares of Prism Common Stock. CFI is a provider of customer relationship management solutions for the financial services industry. The Acquisition was effected pursuant to an Agreement and Plan of Reorganization dated as of January 26, 1998 (the "Plan") among Prism, C Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of Prism ("Newco"), and CFI. Under the Plan, Newco was merged with and into CFI in a reverse triangular merger, with the result of CFI becoming a wholly-owned subsidiary of Prism. The Acquisition is being accounted for as a pooling of interests.

                 Pursuant to the terms of the Plan, Prism acquired 100% of the outstanding shares of CFI by converting each share of CFI Common Stock into
0.2807317 shares of Prism Common Stock. 10% of the shares of Prism Common Stock received by the previous holders of CFI Common Stock are being held in escrow to secure certain indemnification obligations of such holders.

                 In connection with the Acquisition, Thuan D. Phan, the President and Chief Executive Officer of CFI, has been appointed as a director and Vice President, Vertical Solutions Strategic Business Unit. Mr. Phan and Prism executed Employment and Noncompetition Agreements with respect to his becoming an officer of Prism.

                 The assets of CFI were used in its software business and Prism intends to continue to use them for this purpose.

ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial Statements of Businesses Acquired.

         The Financial Information required to be filed pursuant to Item 7(a) of Form 8-K was not available at the time of filing this Current Report on Form 8-K and will be filed on a Form 8-K/A as soon as practicable, but in no event later than 60 days after the date this Form 8-K is required to be filed.

(b)      Pro Forma Financial Information.

         The Pro Forma Financial Information required to be filed pursuant to
Item 7(b) of Form 8-K was not available at the time of filing this Current Report on Form 8-K and will be filed on a Form 8-K/A as soon as practicable, but in no event later than 60 days after the date this Form 8-K is required to be filed.





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(c)      Exhibits.

         The following exhibits are filed herewith:

         2.01 Agreement and Plan of Reorganization among Prism, CFI and Newco dated as of January 26, 1998.

         2.02 Agreement of Merger of Newco with and into CFI effective as of January 30, 1998.

         99.01 Employment Agreement effective as of January 30, 1998 among Prism, CFI and Thuan D. Phan.

         99.02 Noncompetition Agreement effective as of January 30, 1998 among Prism, CFI and Thuan D. Phan.





















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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            PRISM SOLUTIONS, INC.





Date:  February 12, 1998                    By   /s/ Earl Charles
                                               --------------------------------
                                                 Earl Charles
                                                 Chief Financial Officer


















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                               INDEX TO EXHIBITS

Exhibit
 Number      Description of Exhibit
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   2.01      Agreement and Plan of Reorganization among Prism, CFI and Newco dated as of January 26, 1998.

   2.02 Agreement of Merger of Newco with and into CFI effective as of January 30, 1998.

  99.01 Employment Agreement effective as of January 30, 1998 among Prism, CFI and Thuan D. Phan.

  99.02 Noncompetition Agreement effective as of January 30, 1998 among Prism, CFI and Thuan D. Phan.























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